AMENDMENT  No.  1  dated  as of  June  16,  2000  (this
                    "Amendment"), to the Tranche C Credit Agreement dated as of July 2, 1999, as amended and restated as of August 23, 1999 (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation (the "Borrower"), the LENDERS party thereto and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that certain provisions of the Credit Agreement be amended in the form hereof.

                  C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to Credit Agreement. (a) The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:

               "Foreign Subsidiary Issuer" shall mean any Foreign Subsidiary, 65% or more of the equity interest in which has been pledged to secure the Obligations pursuant to the Pledge Agreement.

               "Second-Tier   Foreign   Subsidiary"   shall  mean  any   Foreign
          Subsidiary that is not a Foreign Subsidiary Issuer or a Special Purpose Foreign Holding Subsidiary.

               "Special Purpose Foreign Holding Subsidiary" shall mean (a) any Foreign Subsidiary Issuer that does not engage in any trade or business or otherwise conduct any business activity other than (i) the ownership of any Foreign Subsidiary and activities incidental to such ownership, (ii) the incurrence of Indebtedness permitted by Section
          6.01 and (iii) the making of investments, loans and advances permitted by Section 6.04 or (b) any direct and wholly owned subsidiary of a Special Purpose Foreign Holding Subsidiary as defined in clause (a) of this definition if such direct and wholly owned subsidiary does not engage in any trade or business or otherwise conduct any business activity other than (i) the ownership of any Foreign Subsidiary and activities incidental to such ownership, (ii) the incurrence of


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          Indebtedness  permitted  by  Section  6.01 and  (iii)  the  making  of investments, loans and advances permitted by Section 6.04.

     (b) Section 6.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                  SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) the Borrower and any Subsidiary (other than an Inactive Subsidiary or Finsub) may purchase and sell inventory in the ordinary course of business, (ii)(A) the Borrower and any Subsidiary (other than an Inactive Subsidiary) may sell Program Receivables to Finsub and (B) Finsub may sell Program Receivables pursuant to the Receivables Program Documentation and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (A) any wholly owned Subsidiary (other than Finsub) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any wholly owned Subsidiary (other than Finsub) may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than the Borrower or a wholly owned Subsidiary receives any consideration; provided that, if either of the wholly owned Subsidiaries party to such merger or consolidation is a Guarantor, then the surviving entity shall be or become a Guarantor, (C) in connection with any Permitted Acquisition pursuant to Section 6.04(d), the Borrower or any wholly owned Subsidiary may acquire or merge into or consolidate with any entity acquired pursuant to such Permitted
         Acquisition in a transaction in which the surviving entity is the Borrower or a wholly owned Subsidiary; provided that, (x) if the Borrower is a party to such merger or consolidation, the Borrower shall be the surviving corporation, and (y) if any wholly owned Subsidiary that is a Guarantor merges into or consolidates with any entity acquired pursuant to such Permitted Acquisition, then the surviving entity shall be or become a Guarantor, (D) following the initial Powerscreen Borrowing, the Borrower may contribute, or otherwise transfer, all of the equity in Terex Equipment Limited (other than directors' qualifying shares) to Bidco, (E) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Domestic Subsidiary to the Borrower or to any wholly owned Domestic Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration; provided that, if (x) such capital stock or such assets being transferred is capital stock of, or assets of, a Guarantor, then the recipient thereof shall be or become a Guarantor, and (y) if the transferor of such capital stock or such assets is a Guarantor, then the recipient thereof shall be or become a Guarantor, (F) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Foreign Subsidiary Issuer to any Special Purpose Foreign Holding Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration, (G) any Second-Tier Foreign Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Second-Tier


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                                                                               3


         Foreign Subsidiary to the Borrower or any wholly owned Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration and (H) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, any Second-Tier Foreign Subsidiary to any Special Purpose Foreign Holding Subsidiary or any Foreign Subsidiary Issuer where no person other than the Borrower or a wholly owned Subsidiary receives any consideration.

     (c) Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.08. Business of Borrowers and Subsidiaries. Engage at any time in any business or business activity other than the Related Business; provided, however, that (a) Bidco shall not engage in any trade or business, or otherwise conduct any business activity, other than the ownership of any Foreign Subsidiary and activities incidental to such ownership, (b) Finsub shall not engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program and other incidental activities and (c) each Special Purpose Foreign Holding Subsidiary shall not engage in any trade or business or otherwise conduct any business activity, other than as permitted by the definition of Special Purpose Foreign Holding Subsidiary.

                  SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the effective date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of the Borrowers and the Required Lenders under each Credit Agreement.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts,


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each of which when so executed and  delivered  shall be deemed an original,  but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                      TEREX CORPORATION,

                            by   /s/ Ronald M. DeFeo


                                  Name:   Ronald M. DeFeo
                                  Title:  President, Chief Executive Officer




                      CREDIT SUISSE FIRST BOSTON,
                      individually and as Administrative Agent, Collateral Agent and Swingline Lender,

                            by  /s/ Bill O'Daly

                                  Name:  Bill O'Daly
                                  Title: Vice President

                            by  /s/ Julia P. Kingsbury

                                  Name:  Julia P. Kingsbury
                                  Title: Vice President

                                                       FORM OF SIGNATURE PAGE TO
                                                              AMENDMENT NO. 1 TO
                                                                TRANCHE C CREDIT
                                                                       AGREEMENT




To approve the Amendment:

                           Name of Institution:


                                                 by
                                                     Name:
                                                     Title: